Long-Term Investment	6 Months Ended
Mar. 31, 2023
Long-Term Investment [Abstract]
LONG-TERM INVESTMENT

Note 6 — LONG-TERM INVESTMENT

On January 18, 2023, Lilong Logistics, a subsidiary of the Company, entered into an agreement to acquire 18% of equity interest in Zhejiang Kangyuan Medical Technology Co., Ltd. (“Zhejiang Kangyuan”) for a total consideration of $4,717,805 (RMB32,400,000) from Zhejiang Kangyuan’s controlling shareholder, who is a shareholder of the Company and owns approximately 4.1% of the Company’s equity shares representing 2.2% of the Company’s voting rights. The Director of Zhejiang Kangyuan is also a shareholder of the Company who owns 3.4% the Company’s equity shares representing 1.8% of the Company’s voting rights. The Company determined that the controlling shareholder of Zhejiang Kangyuan and the director of Zhejiang Kangyuan do not meet the definition to be considered related parties of the Company in accordance with ASC 850-10-20. The Company reviewed the significant influence indicators in ASC 323-10-15-6 through ASC 323-10-15-8 and concluded that the Company does not have significant influence over Zhejiang Kangyuan. Since such investment does not have readily determinable fair values, the Company elected to account for the equity investment by using alternative measurement. As of March 31, 2023, the Company paid $4,598,861 (RMB31,583,140) to original shareholder, and the Company plans to pay the remaining investment within twelve months after June 30, 2023.

As of March 31, 2023, the Company did not identify orderly transactions for similar investment of the investee, or any impairment indicators, and the Company did not record upward or downward adjustments or impairment against the investment.